ONECAP

                      A Nevada Corporation

                          Exhibit 10 f

     Loan Broker Agreement with Irwin Mortgage Corporation,
                     Signed October 14, 1999


Loan Broker Agreement

This  Agreement, made and entered into this    14th  /s/  day  of
/s/   October  ,  19  /s/  99,  by  and  between  Irwin  Mortgage
Corporation,  an Indiana corporation ("Irwin")  and   /s/  OneCap
("Broker").

Whereas, Broker is in the business of originating first mortgage real estate loans by taking and processing loan applications from prospective borrowers and placing these applications on a non-exclusive basis with mortgage lenders such as Irwin who underwrite, close and fund approved loans; and

Whereas,   Irwin   and  Broker  desire  to  engage   in   similar
transactions for such loans ("Loans")

Now therefore, in consideration of the mutual promises made herein and the terms and conditions set forth below, Irwin and Broker agree as follows:

                           PROCEDURES

1. Registering Loans. Broker may from time to time register Loans with Irwin. The price for any such Loans, the lock-in period, and all other price issues will be governed by Irwin's Pricing Policy and Procedures, a copy of which is attached to this Agreement. By locking in a Loan, Irwin agrees to fund the Loan, provided that the Loan complies with all provisions of this Agreement and the Irwin Pricing Policy and Procedures. Irwin in its sole discretion, reserves the right to change prices and its pricing policy at any time and without prior notice to Broker. In no event, however, shall such a change in prices or pricing policy affect a Loan previously locked-in with Irwin by Broker.

2. Status of Registered Loans. Broker will keep Irwin informed as to the pipeline status of Loans to be funded by Irwin under this Agreement.

3. Broker Duties. Broker understands and agrees that payment of any compensation shall be based solely on actual and specific loan origination and processing services provided by Broker in connection with each Loan transaction. These services shall include, but are not limited to, the following: (a) counseling borrowers concerning availability of various loans and the general process of obtaining a loan; (b) explaining to borrowers Irwin's loan products, programs and lending philosophy; (c) completing the loan application with borrowers and obtaining signatures thereto; (d) obtaining merged credit reports including FICO scores from two repositories; (e) evaluating such credit information to pre-qualify borrowers for Irwin's loan products and programs; (f) assisting borrowers with explanations of delinquent credit; (g) preparing Good Faith Estimates as required by the Real Estate Settlement Procedures Act and preliminary Truth in Lending Act disclosures and sending same to borrowers within three (3) business days of application; (h) providing borrowers with all other disclosures required by federal, state or local laws or regulations; (i) obtaining loan processing information such as verifications of employment and deposits, tax filing and pay stubs; (j) processing information to further qualify borrowers for an Irwin loan products or programs; (k) ordering property appraisals and reviewing same to ascertain conditions; (l) ordering title reports and comments; (m) keeping borrowers informed of status of loan application; and (n)
submitting  fully  processed  application  files  to  Irwin   for
understanding.

4. Delivery of Loan Files. Irwin will work directly with title companies, closing agents and attorneys to ensure delivery to Irwin of loan documents for Loans closed under this Agreement. However, where Irwin agrees to allow Broker to prepare its own closing document, Broker will deliver all closing documents to Irwin within three (3) days of loan closing.

5. Delivery of Other Information/Documentation. All information and documentation on any Loan required by Irwin to satisfy the requirements of FHA, VA, GNMA, GNMA, FHLMC or any private investor or poll commitment shall be delivered by Broker to Irwin no later than thirty (30) calendar days after Loan closing. Broker understands that the timely receipt of such information and documentation is of critical importance to Irwin, and agrees to cooperate to the best of its ability in obtaining and delivering all necessary items to Irwin within the required thirty (30) days, Any failure by Broker to comply with this provision could result in the required repurchase of the affected Loan or Loans from Irwin and/or the formation of this Agreement by Irwin.

6. Underwriting. Broker to pay an underwriting fee as established in writing by Irwin from time to time for all Loans Irwin underwrites. The underwriting of a Loan by Irwin shall not affect in any way Broker's obligation hereunder, including without limitation, Broker's repurchase obligations and or indemnification obligations under this Agreement.

7. Irwin Liability to Broker for Registration/Underwriting Loans. Notwithstanding any language in this Agreement to the contrary, Irwin shall have no liability to the Broker for any act or omission related to the registration and/or underwriting of Loans, including but not limited to those caused by equipment or computer failures, labor strike or walkouts, casualty, and act of God, except where such act or omission constitutes gross negligence on the part of Irwin.

              BROKER REPRESENTATIONS AND WARRANTIES

8. Broker Representations and Warranties. Broker hereby makes the following representations and warranties to Irwin, which shall be deemed made as of the date hereof, and hereafter as to each and every date Broker submits a Loan to Irwin.

A.   As to Broker:

1. Broker is duly organized, validly existing and in good standing under the laws of its state of incorporation and is qualified to transact business, has all licenses, permits and registrations and is in good standing in each state where Broker originates Loans, as necessary to engage in the mortgage broker business and to perform as set forth in this Agreement;
2. Broker has the full power and authority to enter into this Agreement and neither the execution and delivery of this Agreement or the consummation of the transaction contemplated herein, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict or result in a branch of any term, condition or provision of Broker's certificate of incorporation or by-laws or any agreement to which Broker is a party or by which Broker is bound, or constitute a material default or result in an acceleration under any of the following:
3. No consent, approval, authorization or order of any court, governmental body or any other person or entity is required for the execution, delivery and performance by Broker of this Agreement including, but not limited to, submission of Loans to Irwin;
4. Neither Broker nor its agents know of any suit, action, arbitration, or legal or administrative or other proceeding pending or threatened against Broker which would affect its ability to perform its obligations under this Agreement; and
5. This Agreement has been duly authorized and executed by Broker and is, or upon delivery will be, a legal, valid and binding obligation of Broker enforceable in accordance with its terms, subject only to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditor rights generally.

B.   As to each Loan:

1. Each Loan is a valid first lien on the mortgaged property free and clear of all encumbrances and liens having priority over the lien of such Loan, except for real estate taxes and special assessments not yet due and payable;
2. The mortgaged property is free and clear of all mechanic's and material men's liens or liens in the nature thereof, and no rights are outstanding that under law could give rise to any such lien, nor is Broker aware of any facts which could give rise to any such lien;
3. Broker shall deliver to Irwin an appraisal report of the mortgaged property for each such Loan signed by an appraiser approved or acceptable to Irwin, which report shall be on the applicable FNMA form for the type of property securing the Loan, prior to Irwin's approval of such Loan. In the case of insured or guaranteeing agency of its acceptance of the valuation assigned to the real estate security by the appraiser;
4. All federal and state laws, rules and regulations applicable to the Loans have been complied with, including but not limited to: The Real Estate Settlement Procedures Act; the Flood Disaster Protection Act; the Federal Consumer Credit Protection Act including the Truth-in-Lending and Equal Credit Opportunity Acts; the Home Mortgage Disclosure Act, the Fair Housing Act; statues or regulations governing fraud, lack of consideration, unconscionability, consumer credit transactions or interest charges; and all conditions within the control of Broker as to the validity of the insurance or guaranty as required by the National Housing Act of 1934, and the rules and regulations thereunder; or as required by the Servicemen's Readjustment Act of 1944, and the rules and regulations thereunder; or as imposed by the mortgage insurance companies or other insurers;
5. No Loan is the subject of litigation which could affect Broker's ability to enforce the terms of the obligation or its rights under the Loan documents;
6. There is in force for each Loan a paid-up title insurance policy issued by an Irwin-approved title company in the amount at least equal to the outstanding principal balance of the Loan;
7. There is in force for each Loan a hazard insurance policy and floor insurance policy, where applicable, meeting the requirements of Irwin.
8. Where required by applicable state law; Broker will record the mortgage assignment in the name of "Irwin Mortgage Corporation" and the assignment of the Loan from Broker to Irwin is valid and enforceable;
9. The borrower has no right of recession, set-offs, counterclaims or defenses to the note or mortgage securing the note arising from the acts and/or omissions of Broker in the origination of the Loan;
10. Broker has no knowledge that any improvement located on or being part of the mortgaged property is in violation of any applicable zoning law or regulation;
11. The mortgage property is (a) in good repair and free of substantial damage from any cause, including but not limited to floor, fire, accident, earthquake, hurricane, or other disaster or calamity; and (b) the market for real estate in the geographical area of the mortgaged property has not materially and adversely declined since the date the property appraisal report was issued; and
12. Neither Broker, borrower or any person or entity engaged by Broker, its offer, employee's or agents which is involved in the Loan, including without limitation any appraiser or credit reporting agency has (a) made any false representation or provided information which is not true, complete and accurate as is reasonably necessary for Irwin to make an underwriting decision; or (b) received any direct or indirect benefit, fee, commission or other consideration of value from however or any other party in connection with the Loan except those fee properly charged to borrower.

          BROKER"S REPURCHASE AND INDEMNITY OBLIGATIONS

9.    Broker's Repurchase Obligations.   Broker shall  repurchase
any  Loan sold to Irwin pursuant to this Agreement within  thirty
(30) business days of receipt of written notice from Irwin of any of the following circumstances:

     A. Broker fraud or misrepresentation in the origination of processing of the Loan;
B. Broker fails to observe or perform or breaches in any material respect any of the representations, warranties, covenants or agreements contained in this Agreement or the Manual with respect to a particular Loan; or
C. Failure by Broker to deliver to Irwin within thirty (30) days from the date each Loan was purchase by Irwin the original information/documentation specified in Section 5 hereof.

The option to request or accept repurchase of any Loan is at the sole discretion of Irwin, and shall survive termination of this Agreement.

10.  Repurchase Price.   Repurchases under Section 9 hereof shall
be priced as the sum of:
     A. The unpaid principal balance of the Loan on the date of repurchase:
B. All accrued and unpaid interest on the Loan as of the date of repurchase;
C. All unreimbursed advances and extraordinary costs and expenses incurred by Irwin with regard to the Loan;
D. Any yield spread premium, service release fee or other amounts previously paid by Irwin to Broker for the Loan; and
E. All losses, costs, damages and expenses incurred by Irwin in connection with such repurchase.
Upon such repurchase of Loans by Broker, Irwin shall endorse the promissory note and assign any security interest, both without recourse, to Broker.

11. Broker Indemnification of Irwin. In addition to Broker's repurchase obligations under Section 9, Broker will indemnify, defined and hold Irwin harmless from and against any loss, damage, cost or expense, including but not limited to, reasonable attorney's fees and expenses (a) arising out of any act or omission of Broker or any employee or agent of Broker; (b) arising out of Broker's failure to perform any of its obligations hereunder; or (c) arising out of or in connection with falsity, incorrectness, incompleteness or breach in any material respect of any representation or warranty made by Broker herein.

                        OTHER PROVISIONS

12. Loan Fraud. The submission of a loan application to Irwin containing false or misrepresented information is a federal crime and Irwin cooperates with government agencies and law enforcement officials to pursue false information or fraudulent activity. The following are examples of activities which could lead to such actions being taken against Broker: (a) submission of inaccurate information, including false statements on loan applications and falsification of documents purporting to substantiate credit, employment, deposit balances, ownership of real property and other asset information, or false personal information concerning the borrower; (b) forgery of documents; (c) inaccurate representations of current occupancy or intent to maintain required occupancy as agreed in the application and Loan closing documents, (d) lack of due diligence or appropriate concern by Broker and its employees in obtaining and ascertaining the authenticity of all documents submitted to Irwin; and (e) acceptant of information or documentation which is known or suspected to be inaccurate, including but not limited to the concurrent processing of multiple owner-occupied Loan applications from a single applicant, or permitting an applicant or other interested party to assist in the processing of a Loan application.

13. Price Discrimination. Irwin is committed to the principles of fair lending. Broker acknowledges that Irwin cannot control or police the prices that Broker charges its borrowers. Broker agrees that loan fees, discount points and interest rates must be charged to all borrowers on a non-discriminatory basis without consideration of race, gender, national origin or age. Broker agrees to indemnify and hold Irwin harmless from and against any discriminatory practices employed by Broker or its employees and agents.

14. No Solicitation. Loans sold to Irwin cannot be solicited by Broker for prepayment, refinance or any other related products or services. For purposes of this Agreement, "solicit" shall not be deemed to include mass advertising via telephone, radio, newspapers, and similar forms of communication not individually directed to specific Loan borrowers. Broker shall use its best efforts to prevent employees and the employees of affiliated entities from engaging directly or indirectly in any prohibited solicitations under this Agreement.

15. Additional Assurance Inspection. Broker agree, from time to time, upon Irwin's request, to provide Irwin with additional evidence that Broker's representations and warranties contained herein are true and correct. This may include allowing Irwin to conduct periodic on-site audits of Broker's business activities related to the Agreement, including but not limited to all books, records, and files of Broker pertaining or relating to any Loans registered with Irwin. In addition, Broker will submit to Irwin its annual financial statement, certified by an independent public accountant, within ninety (90) days following the end of each fiscal year.

16. Loans Originated by Third Party. Irwin shall have no obligation under this Agreement to accept any Loans from Broker which were originated by any entity or person other than Broker, and Broker shall not register any Loans with Irwin that are not originated by employees of Broker.

17. Continued Employment of Broker's Principals. In the event that the Principal or Principals of Broker who negotiate this Agreement with Irwin discontinue their employment with Broker, Broker shall deliver immediate notice of such event to Irwin.

18. Notices. Any notice or demand which is required or permitted to be given by any provision of the Agreement shall be deemed to have been sufficiently given if either served personally or sent by prepaid, registered or certified mail, addressed to the party at its address set forth below:

Irwin      Mortgage Broke
Corporation         r:
9265    Counselor's
Row
Indianapolis,    IN
46420
Attention: Mr.  Les Attent
Acree               ion:

Either party may change its address by notice to the other.

19. Termination. This Agreement may be terminated by either Irwin or Broker without cause upon written noticed address to the other party as provided in Section 18 above. In event of such termination, Irwin aggress to close after termination those Loans registered by the Broker prior to the date of termination. However, in the event that Irwin, in its sole judgment and discretion, reasonably determine that there has been fraud or misrepresentation concerning Loans registered by Broker, or any other material breach by Broker of this Agreement, Irwin reserves the right to cancel this Agreement immediately and without prior notice, and to refuse to close any Loans registered by the Broker prior to such termination. All other rights and obligations of the parties hereto which arose prior to termination shall survive termination.

20. Irwin Manual. All provisions of the Irwin Wholesale Lending Manual are incorporated by reference into this Agreement and shall be binding upon both parties. However, by its agents, the Manual may be amended or supplemented by Irwin from time to time, as is reasonably necessary to improve the operation and efficiency thereof. Written notice of such amendment or supplement will be given by Irwin to Broker before such amendment or supplement takes effect.

21. Relationship of the Parties. By virtue of this Agreement, it is agreed that Irwin and Broker shall not be considered to be parties or joint ventures, and that Broker is not to act as the agent of Irwin in origination, processing or performance of any other obligation, and shall act in all matters hereunder as an independent contractor.

22. Miscellaneous. No assignment, transfer or other alienation of this Agreement by Broker shall be effective without the prior written consent of Irwin. This Agreement is established for the sale benefit of Irwin and Broker, and no party other than Irwin and Broker shall be entitled to the benefit thereof. No waiver by Irwin of any term or condition hereof shall impair any right of Irwin or be construed as a waiver of any term or condition in the future. There are no promises or inducements by Irwin to Broker not contained herein, and this Agreement cannot be amended or modified orally, and no provision of this Agreement may be waived or amended except in writing executed by Irwin and Broker. Such a written waiver or amendment must expressly reference this Agreement. All of the covenants, agreements, representations and warranties made herein by the parties hereto shall suffice and continue in effect after the termination of the Agreement or the consummation of the transactions contemplated hereby. This Agreement supersedes any and all prior written or oral agreement between Broker and Irwin as to the subject matter of this Agreement. This Agreement may be executed in counterparts, all of which taken together shall constitute one and the same instrument. This Agreement has been entered into and shall be governed and construed in accordance with the laws of the State of Indiana.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date herein above written:


IRWIN MORTGAGE CORPORATION       BROKER/   /s/OneCap
By:/s/ John Nagotski             By:/s/ Scott Lawrence
Printed Name: John Nagotski      Printed Name: Scott Lawrence
Its:Vice-President               Its: Vice President